FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS	12 Months Ended
Dec. 31, 2019
FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS.
FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS

NOTE 6 - FINANCIAL ASSETS AT FAIR VALUE THROUGH PROFIT OR LOSS:

These financial assets as of December 31, 2019, represent a portfolio of marketable debt securities.

The Company’s business model regarding this portfolio is to realize cash flows through the sale of its assets, rather than hold these assets to collect their contractual cash flows or both to collect contractual cash flows and to sell these financial assets. The Company is primarily focused on fair value information and uses that information to assess the assets’ performance and to make decisions. Therefore, this portfolio is classified as financial assets at fair value through profit or loss.

The fair value of the securities is based on their exchange market price at the end of each trading day and reporting period.